EXHIBIT 7

JOINT FILING AGREEMENT

          In accordance with Rule 13(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) (the "Statement") with respect to the shares of Maxxim Medical, Inc. and further agree to the filing of this agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to the Statement.


          Dated:  November 12, 1999.


                                  FOX PAINE & COMPANY, LLC


                                  By: /s/ Saul A. Fox
                                     ----------------------------
                                  Name:  Saul A. Fox
                                  Title: Member


                                  FOX PAINE CAPITAL FUND, L.P.
                                  By:  Fox Paine Capital, LLC,
                                         its general partner


                                  By: /s/ Saul A. Fox
                                     ----------------------------
                                  Name:  Saul A. Fox
                                  Title: Member


                                  FPC INVESTORS, L.P.
                                  By:  Fox Paine Capital, LLC,
                                         its general partner


                                  By: /s/ Saul A. Fox
                                     ----------------------------
                                  Name:  Saul A. Fox
                                  Title: Member

                                  FOX PAINE CAPITAL, LLC


                                  By: /s/ Saul A. Fox
                                     ----------------------------
                                  Name:  Saul A. Fox
                                  Title: Member


                                  FOX PAINE MEDIC ACQUISITION CORPORATION


                                  By: /s/ Jason B. Hurwitz
                                     ----------------------------
                                  Name: Jason B. Hurwitz
                                  Title: Director


                                  MAXXIM COINVESTMENT FUND I, LLC
                                  By: Fox Paine Capital Fund, LLC,
                                      its Manager

                                  By: /s/ Jason B. Hurwitz
                                     ----------------------------
                                  Name: Jason B. Hurwitz
                                  Title: Director


                                  MAXXIM COINVESTMENT FUND II, LLC
                                  By: Fox Paine Capital Fund, LLC,
                                      its Manager

                                  By: /s/ Jason B. Hurwitz
                                     ----------------------------
                                  Name: Jason B. Hurwitz
                                  Title: Director


                                  MAXXIM COINVESTMENT FUND III, LLC
                                  By: Fox Paine Capital Fund, LLC,
                                      its Manager

                                  By: /s/ Jason B. Hurwitz
                                     ----------------------------
                                  Name: Jason B. Hurwitz
                                  Title: Director

                                  MAXXIM COINVESTMENT FUND IV, LLC
                                  By: Fox Paine Capital Fund, LLC,
                                      its Manager

                                  By: /s/ Jason B. Hurwitz
                                     ----------------------------
                                  Name: Jason B. Hurwitz
                                  Title: Director


                                  MAXXIM COINVESTMENT FUND V, LLC
                                  By: Fox Paine Capital Fund, LLC,
                                      its Manager

                                  By: /s/ Jason B. Hurwitz
                                     ----------------------------
                                  Name: Jason B. Hurwitz
                                  Title: Director

November 12, 1999